UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

AMERICAN BRIVISION (HOLDING) CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Sawyers Peak Drive, Goshen, NY, 10924

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 291-1291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As disclosed in a current report on Form 8-k filed on November 27, 2017, American BriVision (Holding) Corporation (the “Company”) changed its independent registered public accounting firm to KCCW Accountancy Corp. (“KCCW”). On or about February 5, 2018, in connection with KCCW’s review of the consolidated financial statements of the Company for the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017, KCCW raised questions regarding the accounting recognition of certain revenue and related party transactions. Specifically, KCCW expressed concerns that the capital in an amount of $70,000 that the Company received from LionGene Corporation as a result of consulting service provided thereto should not be recorded as revenue of the Company but rather should be recorded as additional paid-in capital. Such correction is based on the determination by the Company that the Company and LionGene Corporation are related parties and under common control by a controlling beneficiary shareholder of YuanGene Corporation. In addition, the capital in an amount of $90,000 that the Company received from Rgene Corporation as a result of the co-development arrangement therewith should not be recorded as revenue of the Company but as additional paid-in capital because Rgene Corporation and the Company are related parties and under common control by a controlling beneficiary shareholder of YuanGene Corporation.

On March 7, 2018, the Company, KCCW and legal counsel further discussed the restatement matter and confirmed that the capital received from LionGene Corporation and Rgene Corporation in an aggregate amount of $160,000 should be recognized as additional paid-in capital due to the relationship among the Company, Rgene Corporation and LionGene Corporation.

On March 11, 2018, the Board of Directors of the Company determined that the Company’s consolidated financial statements as of and for the quarters ended December 31, 2016, March 31, 2017 and June 30, 2017, which were filed on quarterly reports on Form 10-Q with the SEC on February 21, 2017 (as amended on May 22, 2017), May 22, 2017 and August 21, 2017, respectively (collectively, the “Quarterly Reports”) should not be relied upon and that they will need to be restated.

The Company intends to diligently work with its professional advisors to file restated Quarterly Reports, which are expected to be filed on or before March 16, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BRIVISION (HOLDING) CORPORATION

Date: March 12, 2018	By:	/s/ Howard Doong
	Name:	Howard Doong
	Title:	Chief Executive Officer

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